Exhibit 99.1

AMENDMENT NO. 02

Dated December 6, 2006

TO

that certain Loan and Security Agreement No. 3821

dated as of March 5, 2004, (“Agreement”), by and between

LIGHTHOUSE CAPITAL PARTNERS V, L.P. (“Lender”) and

HEMOSENSE, INC. (“Borrower”).

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:

In Section 1, “Definitions” of the Agreement, the following definitions shall be added to the Agreement:

“Amendment No. 02” means Amendment No. 02 to this Agreement, dated as of December 6, 2006.

“Commitment One” means Seven Million Five Hundred Thousand Dollars ($7,500,000), provided, however, the amount available to Borrower shall be increased by an additional One Million Five Hundred Thousand Dollars ($1,500,000) (i) upon Borrower’s achieving the Additional Debt Milestones as defined herein (the “Additional Commitment”) or (ii) at Lender’s sole discretion (in the absence of the Additional Debt Milestones).

“Commitment Two” means Eight Million Dollars ($8,000,000).

“New Warrants” means the Warrants in favor of Lender and its affiliates to purchase securities of Borrower, substantially in the form of Exhibit B-5 and B-6 attached to Amendment 02 and issued in conjunction with Commitment Two.

In Section 1, “Definitions” of the Agreement, the following definitions shall be deleted in their entirety and replaced with the following:

“Basic Rate” means (i) for Commitment One, means eight percent (8%) per annum; provided that should the Prime Rate as quoted in the western edition of the Wall Street Journal (“Prime Rate”) exceed four percent (4.00%), then, in each instance the Basic Rate for Advances that have not yet been funded or Advances for which the Loan Commencement Date has not yet occurred, the Basic Rate will be increased by the same amount by which the Prime Rate exceeds four percent (4.00%); provided further that, from and after the Loan Commencement Date for each Advance, there shall be no change in the Basic Rate applicable to such Loan; and (ii) for Commitment Two, means ten and one-quarter percent (10.25%) per annum; provided that should the Prime Rate exceed eight and one-quarter percent (8.25%), then in each instance the Basic Rate for Advances that have not yet been funded or Advances under Commitment Two for which the Loan Commencement Date has not yet occurred, the Basic Rate will be increased by the same amount by which the Prime Rate increases; provided further that, from and after the Loan Commencement Date for each Advance, the Basic Rate shall be fixed as of the Loan Commencement Date and there shall be no change in the Basic Rate applicable to such Loan. Notwithstanding the foregoing, at no time shall the Basic Rate be less than ten and one-quarter percent (10.25%).

“Commitment” means Commitment One and Commitment Two.

“Commitment Termination Date” means (i) March 1, 2005 for Advances funded under Commitment One and (ii) December 1, 2007, for Advances funded under Commitment Two.

“Final Payment” means (i) for Advances funded under Commitment One, an amount equal to the greater of (a) twelve and one-half percent (12.5%) of the amount of the Advances thereunder or (b) Four Hundred Fifty Thousand Dollars ($450,000), due upon the Maturity Date and (ii) for Advances funded under Commitment Two, an amount equal to twelve percent (12.0%) of the amount of the Advances thereunder, due upon the Maturity Date.

“Loan Commencement Date” means (i) March 1, 2005 for Advances funded under Commitment One, and (ii) December 1, 2007 for Advances funder under Commitment Two.

“Loan Documents” means, collectively, the Agreement, Amendment 01, Amendment 02, the Warrants, the Negative Pledge Agreement and all other documents, instruments and agreements entered into between Borrower and Lender in connection with the Loan, all as amended or extended from time to time.

“Loan Repayment Factor” means (i) for Advances under Commitment One, 3.1129%, subject to adjustment based on changes to the Basic Rate for Commitment One and (ii) for Advances under Commitment Two, 3.211%, subject to adjustment based on changes to the Basic Rate for Commitment Two.

“Maturity Date” means (i) for Advances funded under Commitment One, February 29, 2008, or if earlier, the date of prepayment under Section 2.6 and (ii) for Advances funded under Commitment Two, the last day of the Repayment Period, or if earlier, the date of prepayment under Section 2.6.

“Minimum Funding Amount” means (i) for Advances funded under Commitment One, One Million Dollars ($1,000,000), provided, however, in the case of the Additional Commitment, “Minimum Funding Amount” means One Million Five Hundred Thousand Dollars ($1,500,000) and (ii) for Advances funder under Commitment Two, One Million Dollars ($1,000,000).

“Notice of Borrowing” means (i) the form attached to the Agreement as Exhibit C or (ii) the form attached to Amendment 02 as Exhibit C-1.

“Prepayment Fee” means with respect to Advances under Commitment One, an amount equal to (a) three percent (3%) of the outstanding and unpaid Advance amount, with respect to any prepayment made on or after the first anniversary of the Funding Date but before the third anniversary date of the Funding Date for such Advance and (b) two percent (2%) of the outstanding and unpaid Advance amount with respect to any prepayment made on or after the third anniversary of the Funding Date for such Advance. Notwithstanding the foregoing, Borrower may not prepay any Advance within the first year following the Funding Date. With respect to Advances under Commitment Two, the Prepayment Fee means an amount equal to (x) three percent (3%) of the outstanding and unpaid Advance amount, with respect to any prepayment made during calendar year 2007 or 2008, (y) two percent (2%) of the outstanding and unpaid amount with respect to any prepayment made during calendar year 2009, and (z) one percent (1%) of the outstanding and unpaid amount with respect to any prepayment made during calendar year 2010.

“Warrants” means (i) the Warrants in favor of Lender and its affiliated fund, Lighthouse Capital Partners IV, L.P. (“LCP-IV”) to purchase securities of Borrower substantially in the form of Exhibits B-1 and B-2 of the Agreement,(ii) the Additional Commitment Warrants, and (iii) the New Warrants .

In Section 2.3, “Procedure for Making Advances,” the following sections shall be amended and restated in their entirety to read:

(a) Notice. Whenever Borrower desires that Lender make an Advance, Borrower shall so notify Lender in writing (or by telephone with prompt confirmation in writing) at least five (5) Business Days in advance of the desired Funding Date, which notice shall be irrevocable. Each such notification shall be promptly confirmed by a Notice of Borrowing in substantially the form of Exhibit C hereto for Advances under Commitment One and in the form of Exhibit C-1 for Advances under Commitment Two. Lender’s obligation to make Advances shall be expressly subject to the satisfaction of the conditions set forth in Sections 3.1, 3.2, 3.4 or 3.5, as applicable. Lender shall have the right, exercisable at any time, to request that Borrower furnish Lender with such additional information with respect to the Advances as Lender shall reasonably request.

(c) Disbursement. Subject to the satisfaction of the conditions set forth in Sections 3.1 and 3.2 with respect to the initial Advance and the satisfaction of the conditions set forth in Section 3.2, 3.4 and 3.5 with respect to each subsequent Advances, Lender shall at its election, disburse the Advances either through an ACH funds transfer arrangement or via wire transfer of funds, in each case to an account designated by Borrower.

(d) Termination of Commitment to Lend. Notwithstanding anything in the Loan Documents, Lender’s obligation to lend the undisbursed portion of the Commitment to Borrower hereunder shall terminate on the earlier of (i) at the Lender’s sole election, the occurrence and continuance of any Default or Event of Default hereunder, or (ii) the Commitment Termination Date. Notwithstanding the foregoing, Lender’s obligation to lend the undisbursed portion of the Commitment to Borrower shall terminate if, in Lender’s sole judgment, there has been a material adverse change in the general affairs, management, results of operations, or condition (financial or otherwise) or prospects of Borrower, whether or not arising from transactions in the ordinary course of business, or there has been any material adverse deviation by Borrower from the business plan of Borrower presented to and not disapproved by Lender (a “Material Adverse Change”), since the date of Amendment 02.

In Section 2.4, “Amortization of Principal and Interest, Interim Payment, Final Payment,” the following sections shall be amended and restated in their entirety to read:

(a) Principal and Interest Payments On Payment Dates. Borrower shall make payments of principal and interest monthly in advance for each Advance (collectively, “Scheduled Payments”), commencing on the Loan Commencement Date (or commencing on the Funding Date if the Funding Date is the Loan Commencement Date) with respect to such Advance and continuing thereafter during the Repayment Period on the first Business Day of each month (each a “Payment Date”), in an amount equal to the Loan Repayment Factor multiplied by the aggregate amount of the Advances as of the Loan Commencement Date. In any event, all unpaid principal and accrued interest shall be due and payable in full on the last Payment Date with respect to such Advance. In addition to the foregoing, for Advances funded under Commitment One, on the Loan Commencement Date, Borrower shall pay to Lender in advance, an amount equal to the Scheduled Payment that would otherwise be payable on the last Payment Date.

(b) Interim Payment. For Advances funded under Commitment One, in addition to the Scheduled Payments, Borrower shall pay to Lender, monthly in advance, an amount (the “Interim Payment”) equal to interest on the aggregate principal amount of the Advances funded under Commitment One calculated at the Basic Rate plus three and one-half percent (3.5%), subject to adjustment of the Basic Rate, from the Funding Date (and thereafter recalculated on the first Business Day of each calendar month during which an Interim Payment is due), until commencement of the Repayment Period. For Advances funded under Commitment Two, in addition to the Scheduled Payments, Borrower shall pay to Lender, monthly in advance, an amount (the “Interim Payment”) equal to interest on the aggregate principal amount of the Advances funded under Commitment Two, calculated at the Basic Rate, subject to adjustment of the Basic Rate, from the Funding Date (and thereafter recalculated on the first Business Day of each calendar month during which an Interim Payment is due), until commencement of the Repayment Period.

In Section 2.5(b), “Non-Usage Fee” of the Agreement is hereby amended and restated in its entirety to read:

(b) Non-Usage Fee. A Non-Usage Fee, payable quarterly, equal to one percent (1%) of the average unfunded portion of Commitment One, measured on a per annum basis, which fee shall be due and payable on the first Business Day of the month following the end of such quarter, commencing on March 5, 2004. Such Non-Usuage Fee shall be fully earned and non-refundable. Notwithstanding the foregoing, there shall be no Non-Usuage Fee charged against any unused portion of Commitment Two.

In Section 3, “Conditions of Advances” of the Agreement, the following new sub-section shall be added:

Section 3.5 Conditions Precedent to Advances under Commitment Two. The obligation of Lender to make the Advance under the Additional Commitment, is further subject to the following conditions:

(a) Evidence that no Default or Event of Default shall have occurred and be continuing.

(b) Borrower and Lender shall have executed Amendment 02.

(c) Borrower shall have executed a Notice of Borrowing with respect to the proposed Advance.

(d) Borrower shall have executed and delivered to Lender the New Warrants.

(e) An officer’s certificate of each Borrower with copies of the following documents attached: (i) the certificate of incorporation and by-laws or other organizational documents of Borrower certified by Borrower as being in full force and effect as of the date of Amendment 02, (ii) incumbency and representative signatures, and (iii) resolutions authorizing the execution and delivery of Amendment 02 and each of the other Loan Documents.

(f) A good standing certificate from each Borrower’s state of incorporation or formation and the state in which each Borrower’s principal place of business is located, together, if applicable, with certificates of the applicable governmental authorities stating that each Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date.

(g) All necessary consents of shareholders, members, and other third parties with respect to the execution, delivery and performance of Amendment 02, the New Warrants, and the other Loan Documents.

(h) Borrower shall have satisfied all the conditions set forth in 3.2 of the Agreement.

(i) Borrower reaffirms the representations and warranties made to Lender in the Agreement as of the date hereof as though fully set forth herein.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:		LENDER:

HEMOSENSE, INC.		LIGHTHOUSE CAPITAL PARTNERS V, L.P.

By:	/s/ James Merselis	By:	LIGHTHOUSE MANAGEMENT
Name:	James Merselis		PARTNERS V, L.L.C., its general partner
Title:	President & CEO
		By:	/s/ Thomas Conneely
		Name:	Thomas Conneely
		Title:	Vice President

EXHIBITS B-5 AND B-6

NEW WARRANTS

[See Exhibit 99.2 and Exhibit 99.3]

EXHIBIT C-1

(COMMITMENT TWO)

NOTICE OF BORROWING

                ,

Lighthouse Capital Partners V, L.P.

500 Drake’s Landing Road

Greenbrae, CA 94904-3011

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement No. 3821 dated as of March 5, 2004 (as it has been and may be amended from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), between LIGHTHOUSE CAPITAL PARTNERS V, L.P. and HEMOSENSE, INC. (the “Company”)

The undersigned is the President and CEO of the Company, and hereby requests an Advance under the Loan Agreement, and in that connection certifies as follows:

1. The amount of the proposed Advance is $            . The Business Day of the proposed Advance is             .

2. The Loan Commencement Date for this Advance shall be December 1, 2007.

3. As of this date, no Event of Default, or event which with notice or the passage of time would constitute an Event of Default, has occurred and is continuing, or will result from the making of the proposed Advance, and the representations and warranties of the Company contained in Section 5 of the Loan Agreement are true and correct in all material respects.

4. No event which could reasonably be expected to have a material adverse effect on the ability of Borrower to fulfill its obligations under the Loan Agreement has occurred since the date of the most recent financial statements submitted to you by the Company.

The Company agrees to notify you promptly before the funding of the Advance if any of the matters to which I have certified above shall not be true and correct in all material respects on the Borrowing Date.

Very truly yours,

HEMOSENSE, INC.

HEMOSENSE, INC.

OFFICER’S CERTIFICATE

The undersigned, Gordon Sangster, hereby certifies that:

1. He/She is the duly elected and acting Chief Financial Officer of HEMOSENSE, INC., a Delaware corporation (the “Company”).

2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE
James Merselis	President and CEO

Gordon Sangster	Chief Financial Officer

3. Attached hereto as Exhibit A is a true and correct copy of the Amended and Restated Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

5. Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners V, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate on December 6, 2006.

HEMOSENSE, INC.

By:
Name:	Gordon Sangster
Title:	Chief Financial Officer

I, the President and CEO of the Company, do hereby certify that Gordon Sangster is the duly qualified, elected and acting Chief Financial Officer of the Company and that the above signature is his or her genuine signature.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate on December 6, 2006.

HEMOSENSE, INC.

By:
Name:	James Merselis
Title:	President and CEO